UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2013

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2013, The AES Corporation (the “Company”) entered into an Amendment No. 3 (the “Amendment No. 3”) to the Fifth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2010, among the Company, various subsidiary guarantors and various lending institutions (as amended by Amendment No. 1, dated as of January 13, 2012, and Amendment No. 2, dated as of January 2, 2013, the “Existing Credit Agreement”) that amends and restates the Existing Credit Agreement (as so amended and restated by the Amendment No. 3, the “Sixth Amended and Restated Credit Agreement”). The Sixth Amended and Restated Credit Agreement adjusts the terms and conditions of the Existing Credit Agreement, including the following changes:

•
the interest rate margin applicable to the revolving credit loan facility is based on the credit rating assigned to the loans under the credit agreement, with pricing currently at LIBOR + 2.25%, a 0.75% decrease;

•	there is an undrawn fee of 0.50% per annum; and

•
the subsidiary guarantors party to the Existing Credit Agreement are released from their obligations under the Existing Credit Agreement and have no obligations under the Sixth Amended and Restated Credit Agreement.

The aggregate commitment for the revolving credit loan facility remains $800 million.  The foregoing description of the Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 3, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant

The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3, dated as of July 26, 2013, to the Fifth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2010.

10.1.A
Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc., as Lead Arranger and Book Runner, Banc of America Securities LLC, as Lead Arranger and Book Runner and Co-Syndication Agent, Barclays Capital, as Lead Arranger and Book Runner and Co-Syndication Agent, RBS Securities Inc., as Lead Arranger and Book Runner and Co-Syndication Agent and Union Bank, N.A., as Lead Arranger and Book Runner and Co-Syndication Agent.

10.1.B	Appendices and Exhibits to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Willard C. Hoagland, III
Name:	Willard C. Hoagland, III
Title:	Vice President and Treasurer

Date: July 29, 2013

EXHIBIT INDEX
Exhibit No.	Description

10.1	Amendment No. 3, dated as of July 26, 2013, to the Fourth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2010.

10.1.A
Fifth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc., as Lead Arranger and Book Runner, Banc of America Securities LLC, as Lead Arranger and Book Runner and Co-Syndication Agent, Barclays Capital, as Lead Arranger and Book Runner and Co-Syndication Agent, RBS Securities Inc., as Lead Arranger and Book Runner and Co-Syndication Agent and Union Bank, N.A., as Lead Arranger and Book Runner and Co-Syndication Agent.

10.1.B	Appendices and Exhibits to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013.